AMENDMENT NO. 1

TO

AMENDED AND RESTATED MARKETING AND PROMOTIONS AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED MARKETING AND PROMOTIONS AGREEMENT (this “Amendment”) is entered into this ___day of June, 2010, by and among Big Cedar, L.L.C., a Missouri limited liability company (“Big Cedar”), Bass Pro, Inc., a Delaware corporation (“Bass Pro”), Bass Pro Outdoor World, L.L.C., a Missouri limited liability company (“BPOW”), Bass Pro Outdoors Online, L.L.C., a Missouri limited liability company (“BP Online”), BPS Catalog, LLC, a Missouri limited liability company and successor by conversion of BPS Catalog, L.P. (“BPS Catalog”), Bass Pro Intellectual Property, L.L.C., a Missouri limited liability company, formerly known as Bass Pro Trademarks, L.L.C. (“BP Intellectual Property”), World Wide Sportsman, Inc., a South Carolina corporation (“WW Sportsman”), Bass Pro Shops Canada, Inc., an Ontario corporation (“BPS Canada”), Bass Pro Shops Canada (Calgary), Inc., a Canada corporation (“BPS Canada Calgary”), Bass Pro Shops Canada (Montreal), Inc., a Canada corporation (“BPS Canada Montreal”), BPIP, LLC, a Virginia limited liability company, (“BPIP”), Tracker Marine, L.L.C., a Missouri limited liability company (“Tracker Marine”), BPS Direct, LLC, a Delaware limited liability company (“BPS Direct”), Bluegreen Vacations Unlimited, Inc., a Florida corporation (“Bluegreen”), and Bluegreen/Big Cedar Vacations, LLC, a Delaware limited liability company (the “Company”). Each of Big Cedar, Bass Pro, BPOW, BP Intellectual Property, WW Sportsman, BPS Canada, BPS Canada Calgary, BPS Canada Montreal, BPIP and BPS Direct is sometimes referred to herein as a “Service Provider,” and they are sometimes collectively referred to herein as the “Service Providers.” Each of Bluegreen and the Company is sometimes referred to herein as an “Advertiser,” and they are sometimes collectively referred to herein as the “Advertisers.”

W I T N E S S E T H:

WHEREAS, each of the Service Providers (other than BPS Canada Montreal and BPS Direct) and the Advertisers previously entered into that certain Amended and Restated Marketing and Promotions Agreement dated as of December 31, 2007 (the “Existing Agreement,” and as the Existing Agreement is amended hereby, the “Agreement”);

WHEREAS, BPS Canada Montreal has agreed to become a party to the Agreement, on the terms set forth herein;

WHEREAS, effective as of the date hereof, BPS Catalog, L.P., a Missouri limited partnership, converted to BPS Catalog, LLC, a Missouri limited liability company, and following such conversion BPS Catalog, LLC assigned all of its rights and obligations under the Existing Agreement to BPS Direct;

WHEREAS, effective as of the date hereof, BP Online assigned all of its rights and obligations under the Existing Agreement to BPS Direct;

WHEREAS, BPS Direct has agreed to become a party to the Agreement and assume and succeed to all of the rights and obligations of BPS Catalog and BP Online under the Existing Agreement, on the terms set forth herein;

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WHEREAS, BPS Direct is an Affiliate of each of BPS Catalog and BP Online, and pursuant to Section 7.6 of the Existing Agreement, any party to the Existing Agreement may transfer its rights or obligations to an Affiliate of such party upon receipt of consent of all of the other parties, which consent shall not be unreasonably withheld; and

WHEREAS, pursuant to Section 7.11 of the Existing Agreement, the Existing Agreement may be modified or amended if such modification or amendment is in writing and signed by each party thereto.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and the mutual promises contained herein, the parties hereby agree to amend the Existing Agreement as follows:

1.	Recitals. The recitals set forth above are true and correct and incorporated herein by reference.

2.	Definitions.

2.1.	Capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed thereto in the Agreement.

2.2.

Each of the defined terms contained in the preamble and recitals of this Amendment are hereby incorporated into the Agreement, and hereby amend and replace any conflicting defined terms set forth in the recitals of the Existing Agreement.

3.	Amendment to Section 1.1. Section 1.1(a)(vii) of the Existing Agreement is hereby amended by deleting the word “(Calgary)” and replacing it with the phrase “Calgary, BPS Canada Montreal”.

4.

Amendment to Section 2.4(a). Section 2.4(a) of the Existing Agreement is hereby amended by deleting the phrase “and BPS Canada Calgary” and replacing it with the phrase “, BPS Canada Calgary and BPS Canada Montreal”.

5.

Agreement of BPS Canada Montreal to be Bound. BPS Canada Montreal agrees that, upon the full execution and delivery of this Amendment, BPS Canada Montreal shall (a) become a party to the Agreement, without further action on the part of any Person and (b) be bound by, and subject to, the terms and conditions of the Agreement.

6.

Consent to Transfers to Affiliate. The parties hereby agree and consent (i) to the transfers by BPS Catalog and BP Online of all of their respective rights and obligations under the Existing Agreement to BPS Direct, and (ii) that the Existing Agreement shall be terminated as to BPS Catalog and BP Online without further action on the part of any Person.

7.

Agreement of BPS Direct to be Bound. BPS Direct agrees that, upon the full execution and delivery of this Amendment, BPS Direct shall (a) become a party to the Agreement, without further action on the part of any Person; (b) succeed to and assume all of the rights and obligations of BPS

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Catalog and BP Online under the Agreement; and (c) be bound by, and subject to, the terms and conditions of the Agreement.

8.

Replacement of References to Transferring Parties. All references in the Existing Agreement to BPS Catalog, L.P. and Bass Pro Outdoors Online, L.L.C. shall be deemed to be references to BPS Direct, LLC.

9.	Amendment to Section 7.5. Section 7.5 of the Existing Agreement is hereby amended by deleting all occurrences of the phrase: “Attention: Toni Miller”.

10.

Severability. If any provision of this Amendment, or the application of any such provision to any Person or circumstance shall be held to be illegal, invalid or unenforceable under present or future Laws effective during the term hereof, the remainder of this Amendment, or the application of such provision to any other Persons or circumstances, shall not be affected thereby and shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof. In lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part hereof a provision as similar in terms to such illegal, invalid or unenforceable provision, as may be possible and be legal, valid and enforceable.

11.	GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS INTERNAL CONFLICTS OF LAWS PRINCIPLES.

12.	Effect of Headings. Headings and captions contained in this Amendment in no way define or limit the scope or intent of this Amendment.

13.

Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts shall have been signed by each party and delivered to each other party. Facsimile, email and .pdf signatures hereon shall, for all purposes, be considered originals.

14.

No Other Changes; Conflicts. Except as herein modified, the provisions of the Existing Agreement shall remain unchanged and in full force and effect. In the event of any conflict between the provisions of the Existing Agreement and the provisions of this Amendment, the provisions of this Amendment shall control.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

BLUEGREEN VACATIONS UNLIMITED, INC., a Florida corporation

By:
Print Name:
Title:

BLUEGREEN/BIG CEDAR VACATIONS, LLC, a Delaware limited liability company:

By:
Print Name:
Title:

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BIG CEDAR, L.L.C., a Missouri limited liability company

By: __________________________

James A. Hagale

President

BASS PRO, INC., a Delaware corporation

By: __________________________

James A. Hagale

President and Chief Operating Officer

BASS PRO OUTDOORS ONLINE, L.L.C., a Missouri limited liability company

By: __________________________

James A. Hagale

Authorized Signatory

BASS PRO OUTDOOR WORLD, L.L.C., a Missouri limited liability company

By: __________________________

James A. Hagale

President

BPS CATALOG, LLC, a Missouri limited partnership

By: __________________________

James A. Hagale

Authorized Signatory

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BASS PRO INTELLECTUAL PROPERTY, L.L.C., a Missouri limited liability company

By: __________________________

James A. Hagale

Authorized Signatory

WORLD WIDE SPORTSMAN, INC., a South Carolina Corporation

By: __________________________

James A. Hagale

President and Chief Operating Officer

BASS PRO SHOPS CANADA, INC., an Ontario corporation

By: __________________________

James A. Hagale

President and Chief Operating Officer

BASS PRO SHOPS CANADA (CALGARY), INC., a Canada corporation

By: __________________________

James A. Hagale

President and Chief Operating Officer

BASS PRO SHOPS CANADA (MONTREAL), INC., a Canada corporation

By: __________________________

James A. Hagale

President and Chief Operating Officer

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BPIP, LLC, a Virginia limited liability company

By: __________________________

James A. Hagale

Authorized Signatory

TRACKER MARINE, L.L.C., a Missouri limited liability company

By: __________________________

James A. Hagale

President

BPS DIRECT, LLC., a Delaware limited liability company

By: __________________________

James A. Hagale

President

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